EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of China Runji Cement Inc. for the three  and nine months ended May 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shouren Zhao, Chairman and Chief Executive Officer, certify that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

/s/ Shouren Zhao
Shouren Zhao
Chairman and Chief Executive Officer

July 11, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.